UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2004

AETNA INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Farmington Avenue Hartford, Connecticut	06156

(Address of principal executive offices)	(Zip Code)

(860) 273-0123
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 29, 2004, Aetna Inc. issued a press release announcing results for the quarter ended June 30, 2004. A copy of that press release is furnished herewith as Exhibit 99.1 and hereby incorporated in this Item 12 by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: July 29, 2004	By:	/s/ Ronald M. Olejniczak
		Name:	Ronald M. Olejniczak
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Aetna Inc. dated July 29, 2004